iShares®

iShares Trust

Supplement dated January 7, 2011

to the prospectus (the “Prospectus”), dated September 1, 2010, for the

iShares Dow Jones International Select Dividend Index Fund

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus.

The following paragraph replaces the first paragraph under the Principal Investment Strategies section on page S-2 of the Prospectus.

The Underlying Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. To be included in the Underlying Index, (i) the company must have paid dividends in each of the previous three years; (ii) the company’s previous year’s dividend-per-share ratio must be greater than or equal to its three year average annual dividend-per-share ratio; (iii) the company’s five year average payout ratio must be less than 1.5 times the five year average payout ratio of the corresponding Dow Jones country index, or less than 85%, whichever is smaller; and (iv) the company’s securities must have a three-month average daily dollar trading volume of at least $3 million. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reviewed annually; however, component changes may take place on a quarterly basis. As of May 31, 2010, the Underlying Index had a total market capitalization of approximately $1.825 trillion.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
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iShares®

iShares Trust

Supplement dated January 7, 2011

to the Statement of Additional Information (“SAI”), dated September 1, 2010, for the

iShares Dow Jones International Select Dividend Index Fund

The information in this supplement updates information in, and should be read in conjunction with, the SAI.

The following information replaces the description of the Dow Jones EPAC Select Dividend Index beginning on page 19 of the SAI.

Dow Jones EPAC Select Dividend Index

Number of Components: 100

Index Description. The Dow Jones EPAC Select Dividend Index is a dividend-weighted index that represents investable, high yield companies trading in the developed stock markets outside the United States. The Underlying Index is comprised of the top 100 dividend paying companies by yield that pass all other criteria outlined below. The Underlying Index is calculated with dividends reinvested and is denominated in U.S. dollars.

Component Selection Criteria. The selection universe is the current component set of the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. Companies must have at least 3 years of dividend history with a non-negative dividend growth to be included in the Underlying Index.

Weighting. Within each represented country, component weightings are assigned based on indicated annual dividend. The represented countries are then weighted within the index based on dividend yield. The dividend yield values used to calculate share factors are capped at 20%. The weights of individual securities are capped at 10% within the index.

Index Maintenance and Issue Changes. The Underlying Index is a rules-based index. Ongoing maintenance of the Underlying Index is governed by these rules.

Under the following circumstances, a component stock is immediately removed from the Underlying Index, independent of the annual review:

■	The component company is affected by a corporate action such as a delisting or bankruptcy.

■	The component company eliminates its dividend.

■	The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding non-component on the latest monthly selection list.

A component stock that is removed from the Underlying Index as the result of an immediate deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent monthly selection list. The new stock is added to the Underlying Index at the weight of the departing company.

Methodology. Companies are ranked by their indicated yield using the close five business days prior to the last trading day of November. The top 100 stocks are selected for the initial Underlying Index. In subsequent annual reviews, which will take place after the close of trading of all markets on the third Friday in December, any components that are no longer ranked 200 or higher are replaced by the highest yielding non-component companies.

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Liquidity. Companies must have a three-month average daily dollar volume of $3 million to be eligible for addition to the Underlying Index. The Underlying Index is reviewed annually; however, component changes may take place on a quarterly basis. A company added to the Underlying Index during the March, June or September review will be included in the Underlying Index at the weight of the departing company. Reviews are implemented after the close of trading on the third Friday in March, June, September and December.

Index Availability. The Underlying Index is calculated in real-time and published every fifteen seconds. It is distributed via the Chicago Mercantile Exchange (CME) and made available to all international data vendors. Daily values can be found at the Dow Jones Indexes website.

Exchange Rates and Pricing. Foreign exchange rates used in the calculation of the Underlying Index are Reuters’ real-time spot rates. The closing value is calculated using the official WM/Reuters Closing Spot Rates. The Underlying Index is calculated in U.S. dollars.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
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PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE